Cousins

INVESTOR PRESENTATION

June 2017





Table of Contents

Cousins Overview

Premier Urban Sun Belt Office REIT

Class A Portfolio

- 30 office assets[1]
- 15.2 million square feet[1]
- 82% urban[2]
- 423,000 average square feet per building[3]
- 94% leased[1]

Strong, Simple Balance Sheet

- 4.5x net debt/EBITDA[4]
- No significant debt maturities until 2021[5]

Value Creation Opportunities

- $529 million development pipeline (92% pre-leased)[6]
- Lease-up and mark-to-market potential



% of Total NOI[2]
Austin
19%
Phoenix
10%
Tampa
9%
Orlando
5%
Miami
0%
Atlanta
36%
Charlotte
21%



Cousins Key Messages

- Sun Belt Office Fundamentals Remain Robust
- Value Enhancing Growth Catalysts
- Superior Performance During Current Cycle
- Well Positioned for Next Cycle

Sun Belt Office Fundamentals Remain Robust

Positive Demand



Employment Growth Year-Over-Year1
2.9%
2.7%
1.4%
CUZ Average
Sun Belt Average
Gateway Average



3.6%
3.5%
3.3%
3.3%
3.2%
2.9%
2.6%
2.6%
2.5%
2.4%
2.2%
2.1%
1.6%
1.6%
1.4%
1.1%
1.1%
1.0%
Orlando
Nashville
Atlanta
Las Vegas
Dallas
Austin
Raleigh
Tampa
Phoenix
Charlotte
San Francisco
Denver
Boston
Miami
Houston
D.C.
New York
Los Angeles

Cousins

Sun Belt Office Fundamentals Remain Robust

Constrained Supply

Construction as a % of Total Inventory[1]



1.5%
2.0%
2.4%
CUZ Average
Sun Belt Average
Gateway Average



0.2%
0.4%
0.6%
0.7%
1.0%
1.1%
1.2%
1.8%
1.8%
1.9%
2.3%
2.5%
2.8%
3.0%
3.2%
3.3%
4.0%
4.8%
Tampa
Phoenix
Orlando
Houston
Boston
Las Vegas
Los Angeles
Atlanta
Miami
Charlotte
D.C.
Nashville
New York
Denver
Raleigh
Dallas
Austin
San Francisco

Sun Belt Office Fundamentals Remain Robust

Supply / Demand Characteristics Result in Strong Fundamentals

Occupancy[1]


89.3%
88.4%
88.7%
CUZ Average
Sun Belt Average
Gateway Average


93.9%
92.4%
92.3%
91.9%
91.1%
91.0%
90.8%
89.6%
89.6%
87.9%
87.8%
87.3%
86.8%
85.8%
84.6%
84.5%
83.7%
82.0%
Raleigh
San Francisco
Tampa
Nashville
Boston
Austin
Orlando
Charlotte
New York
Las Vegas
Miami
Atlanta
Denver
Los Angeles
D.C.
Phoenix
Dallas
Houston

Sun Belt Office Fundamentals Remain Robust

Supply / Demand Characteristics Result in Strong Fundamentals

Rent Growth Year-Over-Year [2]



4.8%
2.6%
1.7%
CUZ Average
Sun Belt Average
Gateway Average
6.3%
6.2%
5.4%
5.0%
4.8%
4.7%
4.7%
4.6%
3.9%
2.4%
2.0%
2.0%
1.1%
0.6%
0.4%
-2.4%
-4.6%
-4.8%
Nashville
Phoenix
Atlanta
Charlotte
Austin
Raleigh
Tampa
Los Angeles
Miami
Orlando
Boston
Dallas
San Francisco
New York
D.C.
Denver
Las Vegas
Houston

Value Enhancing Growth Catalysts

$529 Million Development Pipeline (Office Portion 92% Pre-leased)[1]

"Unique opportunity in a highly successful urban mixed-use community"



8000 Avalon
Complete 2Q 2017
65% Pre-leased
$66 MM

"Mixed-use project in the heart of high barrier Chapel Hill"



Carolina Square
Complete 3Q 2017
74% Pre-leased
$62 MM

"Ideal Midtown location for NCR's global headquarters"



858 Spring Street
Complete 4Q 2018
100% Pre-leased
$119 MM

864 Spring Street
Complete 1Q 2018
100% Pre-leased
$219 MM

"Phenomenal site for DFA's state-of-the-art east coast headquarters"



Dimensional Place
Complete 4Q 2018
100% Pre-leased
$47 MM

"Urban living in high-demand, supply constrained submarket"



120 West Trinity
Complete 1Q 2019
Mixed-Use Spec
$17 MM

Value Enhancing Growth Catalysts

Significant Mark-to-Market Opportunity


Net Rent Per Square Foot¹
$27.00
$26.00
$25.00
$24.00
$23.00
$22.00
$21.00
$20.00
$19.00
$18.00
38%
Increase in
2 years
$18.93
$23.55
$26.10
Q1 2015
Q1 2016
Q1 2017

Despite strong growth, in-place rents remain 8% - 10% below current market rents[2]

Superior Performance During Current Cycle

Simplified Platform and Upgraded Asset Quality

Q1 2009[1] | Q1 2017[2]

Property Type[3]

Property Location[3]



Industrial 19%
Retail 19%
Office 62%
Office 100%
Urban 44%
Non-Urban 56%
Non-Urban 18%
Urban 82%

Superior Performance During Current Cycle

Improved Operating Efficiency

Reduced Overhead Expenses


G&A/Total Undepreciated Assets[1]
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.8%
0.5%
1Q09 2009 2010 2011 2012 2013 2014 2015 2016 1Q17

Decreased Non-Core Land Holdings


Land/Total Undepreciated Assets[2]
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.0%
0.4%
1Q09 2009 2010 2011 2012 2013 2014 2015 2016 1Q17

Superior Performance During Current Cycle

Active and Disciplined Capital Markets and Investment Strategy

Transitioned from Value-Add Acquisitions to Development as Cycle Matured



New Investments[1]
$ MM
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
43%
57%
63%
37%
11%
89%
29%
71%
100%
65%
35%
96%
4%
2011
2012
2013
2014
2015
2016
2017 YTD
Acquisitions
Development

Increased Equity Market Capitalization



Equity Market Cap
$MM
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
$331MM
$3.5B
1Q09
2009
2010
2011
2012
2013
2014
2015
2016
1Q17

Superior Performance During Current Cycle

Strengthened Balance Sheet

Reduced Leverage


Debt/Total Mkt Cap[1]
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
73.1%
29.8%
1Q09 2009 2010 2011 2012 2013 2014 2015 2016 1Q17


Net Debt/EBITDA[2]
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
14.1x
4.5x
1Q09 2009 2010 2011 2012 2013 2014 2015 2016 1Q17

Increased Size of Unencumbered Asset Pool[3]


Q1 2009 NOI
Unencumbered 37%
Encumbered 63%
Q1 2017 NOI[4]
Encumbered 30%
Unencumbered 70%

Well Positioned for Next Cycle

Unique, Trophy Portfolio

- Portfolio 94% leased[1]
- Compelling critical mass in leading urban submarkets
- Portfolio commands 15% - 51% rent premiums[2]
- Less than 12% of leases expire in next two years[3]
- No single industry represents more than 20% of customer base[3]



Well Positioned for Next Cycle

Strong, Flexible Balance Sheet

Low Leverage

- 4.5x net debt/EBITDA
- Among best in the office REIT industry
- Simple capital structure



Net Debt/EBITDA[1]
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Average = 6.2x
4.5x
CLI
PGRE
SLG
FSP
TIER
FPO
VNO
GOV
BDN
CIO
PDM
ARE
OFC
BXP
HIW
CXP
KRC
CUZ
PKY
ESRT

Outstanding Debt Maturity Schedule[3]

- No significant debt maturities until 2021
- Weighted average maturity of 7 years
- Weighted average interest rate of 3.6%



Debt Maturity Schedule[2,3]
$0M
$19M
$22M
$23M
$250M
$86M
$120M
$71M
$586M
2017
2018
2019
2020
2021
2022
2023
2024
2025+

Cousins

Well Positioned for Next Cycle

Stable, Experienced Leadership

Larry L. Gellerstedt III	President and Chief Executive Officer
Gregg D. Adzema	Executive Vice President and Chief Financial Officer
M. Colin Connolly	Executive Vice President and Chief Operating Officer
John S. McColl	Executive Vice President
Pamela F. Roper	Executive Vice President, General Counsel and Corporate Secretary
John D. Harris, Jr.	Senior Vice President, Chief Accounting Officer and Assistant Corporate Secretary

The Same Team Since 2011

Cousins Executive Management Team has an average 25 years of real estate experience and 12 years with the company.

Appendix

Footnotes

Page 1

1. Represents Cousins Portfolio Statistics as reported 31-Mar-2017. Adjusted for announced dispositions – Emory Point I & II (closed 1-May-2017) and American Cancer Society Center (under contract to be sold in 2Q 2017).
2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar-2017 company filings. Adjusted for announced dispositions – Emory Point I & II (closed 1-May-2017) and American Cancer Society Center (under contract to be sold in 2Q 2017).
3. Calculation reflects four buildings at Hayden Ferry and four buildings at Corporate Center.
4. As reported in Cousins 31-Mar-2017 filings.
5. Excludes 3344 Peachtree and Two Buckhead mortgages that are being repaid with the private placement senior notes and American Cancer Society Center mortgage that will be paid off in conjunction with the asset sale.
6. As reported in Cousins' Q1 2017 conference call; at CUZ share; represents office portion of projects.

Page 3

1. BLS.gov for employment growth data as of April 2017; compares April 2017 to April 2016.

Page 4

1. 1Q 2017 Costar Market Report for construction data and total office inventory.

Page 5

1. Source: Costar Data Analytics for occupancy data as of 1Q 2017.

Page 6

1. Source: Costar Data Analytics for year-over-year rent growth data; compares Q1 2017 market asking rates with Q1 2016 market asking rates.

Page 7

1. All data as reported in Cousins 31-Mar-2017 filings and Q1 2017 Conference Call.

Page 8

1. Net rents per square foot as reported in Cousins 31-Mar-2015 filings, 31-Mar-2016 filings, and 31-Mar-2017 filings.
2. As reported during the Cousins' 4Q 2016 conference call.

Page 9

1. Represents Cousins Portfolio Statistics as reported 31-Mar-2009.
2. Represents Cousins Portfolio Statistics as reported 31-Mar-2017. Adjusted for announced dispositions – Emory Point I & II (closed 1-May-2017) and American Cancer Society Center (under contract to be sold in 2Q 2017).
3. Calculation is based on pro rata GAAP NOI of Cousins.

Page 10

1. Represents annualized G&A net of capitalized salaries for each period divided by total undepreciated assets as reported in quarterly filings.
2. Represents company's share of cost basis of land held divided by total undepreciated assets as reported in quarterly supplements.

Page 11

1. New Investments represent company's share of gross purchase price for acquisitions as reported in quarterly filings and company's share of development pipeline total cost as reported in quarterly filings.

Page 12

1. Represents total debt including company's share of unconsolidated debt divided by total market capitalization, which is defined as total debt plus preferred equity plus equity market capitalization as reported in quarterly filings.
2. Represents total debt including company's share of unconsolidated debt net of cash divided by quarterly annualized EBITDA.
3. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar-2017 and 31-Mar-2009 company filings.
4. Represents Cousins Portfolio Statistics as reported 31-Mar-2017. Adjusted for announced dispositions – Emory Point I & II (closed 1-May-2017) and American Cancer Society Center (under contract to be sold in 2Q 2017) and 2017 debt maturities repaid with private placement senior notes – One Eleven Congress, San Jacinto Center, Two Buckhead Plaza, and 3344 Peachtree.

Page 13

1. Represents Cousins Portfolio Statistics as reported 31-Mar-2017. Adjusted for announced dispositions – Emory Point I & II (closed 1-May-2017) and American Cancer Society Center (under contract to be sold in 2Q 2017).
2. Source: 1Q 2017 Costar Reports. Represents weighted average asking gross rental rates for Class A product. Where net rents are quoted, operating expenses are added to achieve gross rents.
3. As reported in Cousins 31-Mar-2017 filings.

Page 14

1. Per respective company's 31-Mar-2017 filings. Represents total debt including company's share of unconsolidated debt net of cash divided by quarterly annualized EBITDA.
2. Represents balloon payments due at maturity per 31-Mar-2017 filing.
3. Adjusted for the repayment of San Jacinto, One Eleven Congress, Two Buckhead, and 3344 Peachtree with $350MM in senior unsecured notes that closed in April, as well as the Emory Point I & II and American Cancer Society Center dispositions.

Appendix

Atlanta Snapshot



ALPHARETTA
8000 AVALON
75
CENTRAL PERIMETER
NORTHPARK
285
85
3350 PEACHTREE
3348 PEACHTREE
ONE & TWO BUCKHEAD PLAZA
BUCKHEAD
85
3344 PEACHTREE
TERMINUS 100 & 200
285
NCR
MIDTOWN
PROMENADE
285
20
DOWNTOWN
85
20
marta

Office Portfolio Composition[1]

Properties	11
Total Square Feet	5,875,000
% Leased	92%
% Urban[2]	76%
Average Asking Rent PSF[3]	$37.08

Industry Concentration[4]



Healthcare Services 11%
Professional Services 11%
Insurance 10%
Legal Services 9%
Consumer Goods & Services 8%
Real Estate 5%
Other 15%
Financial Services 19%
Technology 12%

10-Year Class-A Office Trends[5]



12%
7%
2%
-3%
100%
90%
80%
70%
6.8%
88%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Increase in Market Rent (YOY)
Market Occupancy

1. Represents Cousins Portfolio Statistics reported in 31-Mar-2017 Cousins filings. Excludes projects under construction and American Cancer Society Center (under contract to be sold in 2Q 2017).
2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar- 2017 company filings excluding and American Cancer Society Center (under contract to be sold in 2Q 2017).
3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Mar-2017 Cousins filings.
5. Source: Costar Data Analytics

Cousins

Appendix

Austin Snapshot



RESEARCH PARK PLAZA V
816 CONGRESS
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
AUSTIN

Office Portfolio Composition[1]

Properties	5
Total Square Feet	1,906,000
% Leased	96%
% Urban[2]	97%
Average Asking Rent PSF[3]	$51.77

Industry Concentration[4]



Technology 20%
Financial Services 14%
Professional Services 9%
Energy 6%
Government 3%
Consumer Goods & Services 3%
Marketing & Media 2%
Other 10%
Legal Services 33%

10-Year Class-A Office Trends[5]



10%
5%
0%
-5%
-10%
100%
90%
80%
70%
92%
5.5%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Increase in Market Rent (YOY)
Market Occupancy

1. Represents Cousins Portfolio Statistics reported in 31-Mar-2017 Cousins.
2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar-2017 company filings.
3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Mar-2017 Cousins filings.
5. Source: Costar Data Analytics.

Appendix

Charlotte Snapshot



77
277
29
GATEWAY VILLAGE
FIFTH THIRD CENTER
HEARST TOWER
74
NASCAR PLAZA

Office Portfolio Composition[1]

Properties	4
Total Square Feet	3,119,000
% Leased	98%
% Urban[2]	100%
Average Asking Rent PSF[3]	$33.36

Industry Concentration[4]



Legal Services 22%
Marketing & Media 16%
Consumer Goods & Services 13%
Professional Services 5%
Other 4%
Financial Services 40%

10-Year Class-A Office Trends[5]



10%
5%
0%
-5%
-10%
6.8%
91%
100%
90%
80%
70%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Increase in Market Rent (YOY)
Market Occupancy

1. Represents Cousins Portfolio Statistics reported in 31-Mar-2017 Cousins.
2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar-2017 company filings.
3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Mar-2017 Cousins filings.
5. Source: Costar Data Analytics.

Appendix

Orlando Snapshot



ONE ORLANDO CENTRE
BANK OF AMERICA CENTER
CITRUS CENTER
4
4
50
408
408

Office Portfolio Composition[1]

Properties	3
Total Square Feet	1,038,000
% Leased	87%
% Urban[2]	100%
Average Asking Rent PSF[3]	$27.66

Industry Concentration[4]



Professional Services 18%
Government 12%
Construction & Design 6%
Technology 4%
Real Estate 3%
Other 8%
Legal 25%
Financial Services 24%

10-Year Class-A Office Trends[5]



10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
92%
3.3%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Increase in Market Rent (YOY)
Market Occupancy

1. Represents Cousins Portfolio Statistics reported in 31-Mar-2017 Cousins.
2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar-2017 company filings.
3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Mar-2017 Cousins filings.
5. Source: Costar Data Analytics.

Appendix

Phoenix Snapshot



202
HAYDEN FERRY LAKESIDE
111 WEST RIO
TEMPE GATEWAY
PHOENIX

Office Portfolio Composition[1]

Properties	3
Total Square Feet	1,278,000
% Leased	96%
% Urban[2]	100%
Average Asking Rent PSF[3]	$42.64

Industry Concentration[4]



Professional Services 27%
Insurance 20%
Financial Services 4%
Marketing & Media 4%
Engineering 3%
Legal 3%
Other 8%
Technology 31%

10-Year Class-A Office Trends[5]



7.7%
85%
8%
3%
-2%
-7%
-12%
100%
90%
80%
70%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Increase in Market Rent (YOY)
Market Occupancy

1. Represents Cousins Portfolio Statistics reported in 31-Mar-2017 Cousins.
2. Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar-2017 company filings.
3. Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Mar-2017 Cousins filings.
5. Source: Costar Data Analytics.

Appendix

Tampa Snapshot



TAMPA INTERNATIONAL AIRPORT
HARBORVIEW PLACE
THE POINTE
CORPORATE CENTER III
CORPORATE CENTER II
CORPORATE CENTER IV
CORPORATE CENTER I
589
60
275
TAMPA

Office Portfolio Composition[1]

Properties	3
Total Square Feet	1,682,000
% Leased	95%
% Urban[2]	0%
Average Asking Rent PSF[3]	$31.96

Industry Concentration[4]



Legal 17%
Healthcare 12%
Technology 11%
Financial Services 10%
Real Estate 5%
Consumer Goods 21%
Professional Services 20%

10-Year Class-A Office Trends[5]



10%
5%
0%
-5%
-10%
100%
95%
90%
85%
80%
75%
70%
92%
5.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Increase in Market Rent (YOY)
Market Occupancy

1. *Represents Cousins Portfolio Statistics reported in 31-Mar-2017 Cousins.*
2. *Calculation is based on pro rata GAAP NOI of Cousins assets as reported in 31-Mar-2017 company filings.*
3. *Source: Costar. Represents weighted average gross rental rates; where net rents are quoted, operating expenses are added to achieve gross rents.*
4. *Represents Tenant Industry Diversification as a percentage of total revenue as reported in 31-Mar-2017 Cousins filings.*
5. *Source: Costar Data Analytics.*

Appendix

Contact Information and Disclaimer

Contact Information

Gregg Adzema
Executive Vice President and
Chief Financial Officer
greggadzema@cousinsproperties.com
(404) 407-1116

Marli Quesinberry
Vice President, Investor Relations and
Corporate Communications
marliquesinberry@cousinsproperties.com
(404) 407-1898

Cautionary Note Regarding Forward-Looking Statements

This document may include "forward-looking statements" within the meaning of federal and state securities laws and are subject to uncertainties and risks. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will," variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Cousins Properties Incorporated ("Cousins") operates, and beliefs of and assumptions made by Cousins' management, involve uncertainties that could significantly affect the financial or operating results of Cousins. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks related to the ability to successfully integrate our operations and employees following the merger; the ability to realize anticipated benefits and synergies of the transactions; potential changes to tax legislation; changes in demand for developed properties; adverse changes in financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the geographic concentration of our portfolio; risks associated with the industry concentration of tenants; risks related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; competition from other developers or investors; the ability to retain key personnel; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by Cousins. Cousins does not intend, and undertakes no obligation, to update any forward-looking statement. Unless otherwise noted, all information in this presentation is as of March 31, 2017.